Exhibit 10.7



         IVI COMMUNICATIONS, INC. & BROADSPOT WORLD WIDE WIRELESS, INC.
                            STOCK EXCHANGE AGREEMENT



This Stock Exchange (hereinafter the "Agreement") is entered into effect as of this 31st day of March 2004, between the parties, ("The Parties") IVI Communications, Inc., a Nevada corporation (hereinafter "IVIC"), and Broadspot World Wide Wireless, Inc., a Canada corporation (hereinafter "BWWW").

                                    RECITALS

WHEREAS, subject to approval of the Boards of Directors of BWWW and IVIC, The Parties agree to exchange twenty-three million (23,000,000) of the shares of BWWW for nine million (9,000,000) of the shares of IVIC.

NOW, THEREFORE, for the mutual consideration set out herein and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT
1.   Plan of Exchange

     a It is hereby agreed that twenty-three million (23,000,000) of the shares of BWWW common stock (the "BWWW Shares") shall be exchanged for nine million (9,000,000) of the shares of the IVIC common stock.

     b     It is further agreed that BWWW shall provide:

           i    The complete and current list of BWWW shareholders

           ii   The documentation of DTC eligibility of BWWW stock



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           iii  The complete and current NOBO shareholder list

2. Exchange of Shares The Parties agree that on the Closing Date or at the Closing as hereinafter defined, the BWWW Common Stock shall be delivered to a mutually agreed upon escrow agent ("Agent") in exchange for the IVIC Shares as follows:

     a At Closing IVIC shall, subject to the conditions set forth herein, issue from treasury nine million (9,000,000) shares of IVIC common stock for delivery to Agent.
     b At Closing BWWW shall, subject to the conditions set forth herein, shall deliver twenty-three million (23,000,000) of the shares of BWWW common stock for delivery to Agent.
3. Pre-Closing Events The Closing is subject to the completion of the following:

     a BWWW shall have delivered to Agent in trust for delivery to IVIC twenty-three million (23,000,000) shares of BWWW common stock.

     b BWWW shall have effectuated the delivery to Agent of the BWWW Shares at or prior to Closing, and shall have thirty million one hundred forty-two thousand six hundred ninety-nine (30,142,699) shares of its common stock issued and outstanding and no other shares of capital stock issued or outstanding.

     c IVIC shall have authorized issuance of and delivered to Agent in trust for delivery to the BWWW nine million (9,000,000) shares of IVIC common stock.

     d IVIC shall have effectuated the delivery to Attorney of the IVIC Shares at or prior to Closing, and shall have twenty two million seven hundred ten thousand two hundred fifty-seven (22,710,257) shares of its common stock issued and outstanding and no other shares of capital stock issued or outstanding.

     e     BWWW shall demonstrate to the reasonable satisfaction of IVIC that
           (i) it has no material assets and no liabilities, contingent or fixed
           (ii) it is current and in compliance with all required filings under the Securities Exchange Act of 1934, as amended and (iii) it will undertake and cooperate fully in the preparation and filing of any requisite Registration Statement for the issuance and delivery of the IVIC Shares to the BWWW Shareholders.

4.   Exchange of Securities As of the Closing Date, the following shall occur:

     a IVIC shall issue from treasury nine million (9,000,000) shares of the IVIC common stock for delivery to BWWW. b BWWW shall transfer twenty-three million (23,000,000) of the shares of BWWW common stock for delivery to IVIC.

5. Other Events Occurring at Closing At Closing, the following shall be accomplished:

     a The appointment, by the existing BWWW officers and directors ("Old"), of Nyhl Henson and Charlie Roodenburg as the new officers and directors of BWWW ("New").

     b     The resignation of the Old BWWW officers and directors.


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     c     The acceptance, by the New officers and directors of BWWW, of the resignation of the Old officers and directors.

6. Representations of BWWW BWWW hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing
     Date:

     a Except as noted on Exhibit "A," the BWWW Stockholders listed on the attached Exhibit "A" are the sole owners of record and beneficially of the issued and outstanding common stock of BWWW.

     b     BWWW has one class of common to be issued.

7. Representations of IVIC IVIC hereby represents and warrants as follows, each of which representations and warranties shall continue to be true as of the Closing Date:

     a As of the Closing Date, the IVIC Shares, to be issued and delivered to the BWWW Stockholders hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued shares of IVIC common stock, fully paid and non-assessable.

     b IVIC has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of IVIC. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which IVIC is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to IVIC or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or bylaws of IVIC.

     c IVIC will deliver to BWWW a true and complete copy of its audited financial statements for the period ended December 31, 2003 (the "IVIC Financial Statements"). The IVIC Financial Statements are complete, accurate and fairly present the financial condition of IVIC as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. The IVIC Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of IVIC as of the date thereof and the results of its operations and changes in financial position for the periods then ended.

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     d     Since December 31, 2003, there have not been any material adverse changes in the financial condition of IVIC except with regard to disbursements to pay reasonable and ordinary expenses in connection with maintaining its corporate status and pursuing the matters contemplated in this Agreement. Prior to Closing, all accounts payable and other liabilities of IVIC shall be paid and satisfied in full and IVIC shall have no liabilities either contingent or fixed.

     e IVIC is not a part to or the subject of any pending litigation, claims or governmental investigation or proceeding not reflected in the IVIC Financial Statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations or similar matters, threatened or contemplated against or affecting IVIC, its management or its properties.

     f IVIC is duly organized, validly existing and in good standing under the laws of the State of Nevada; has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact on it.

     g IVIC has field all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which re due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on IVIC, and has paid or made adequate provision in the IVIC Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. IVIC is not delinquent or obligated for any tax penalty, interest, delinquency or charge.

     h There are no exiting options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of IVIC, except as contemplated in this Agreement.

     i IVIC has not breached, nor is there any pending, or to the knowledge of management, any threatened claim that IVIC has breached, any of the terms or conditions of any agreements, contract or commitments to which it is a party or by which it or its assets are bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which IVIC is subject. IVIC hereby represents that it has no business operations or material assets and it is not a party to any material contract or commitment other than appointment documents with its transfer agent, and that it has disclosed BWWW all relationships or dealings with related parties or affiliates.

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     j     All information regarding IVIC which has been provided to BWWW or otherwise disclosed in connection with the transactions contemplated herein is true, complete and accurate in all material respects. IVIC specifically disclaims any responsibility regarding disclosures as to BWWW, its business or its financial condition.

8. Closing The initial Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing shall be no later than March 31, 2004, unless extended by mutual consent of all parties hereto. The Final Closing Date shall be the date after all BWWW Shareholders have executed appropriate agreements for the exchange their shares of BWWW stock which shall occur only after the effective date of the Registration Statement. The "Closing Date" of the transactions descried herein (the "Acquisition"), shall be that date on which the IVIC Shares are delivered to BWWW and all conditions set forth herein other than the effectiveness of the Registration Statement and the Exchange have been met and the IVIC Shares are issued in exchange for the BWWW Common Stock.

9. Conditions Precedent to the Obligations of BWWW All obligations of BWWW under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

     a The representations and warranties by or on behalf of IVIC contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Closing Date as though such representations and warranties were made at and as of such time.

     b IVIC shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.
     c On or before the Closing, the board of directors representing a majority interest in the outstanding common stock of IVIC, shall have approved in accordance with applicable state corporation law, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.


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     d     On or before the Closing Date, IVIC shall have delivered to BWWW copies of resolutions of the board of directors and shareholders of IVIC approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable IVIC to comply with the terms of this Agreement including the election of BWWW's nominees to the Board of Directors of IVIC and all matters outlined herein.

     e The Acquisition shall be permitted by applicable law and IVIC shall have sufficient shares of its capital stock authorized to complete the Acquisition.

     f At Closing, the existing officers and directors of BWWW shall have resigned in writing from all positions as officers and directors of BWWW effective upon the election and appointment of IVIC officers and directors.

     g At the Closing, all instruments and documents delivered to BWWW and BWWW Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for BWWW.

     h The shares of restricted IVIC capital stock to be issued to BWWW nonassessable and fully paid under Nevada corporation law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

     i BWWW and BWWW Stockholders shall have received the advice of their tax advisors, if deemed necessary by them, as to all tax aspects of the Acquisition.

     j BWWW shall have received all necessary and required approvals and consents from required parties.

10. Conditions Precedent to the Obligations of IVIC All obligations under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:


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     a     The representations and warranties by BWWW contained in this
           Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

     b BWWW shall have performed and complied with, in all material respects, all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

11. Indemnification For a period of one year from the Closing, IVIC agrees to indemnify and hold harmless BWWW, and BWWW agrees to indemnify and hold harmless IVIC, at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including attorneys' fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's non-fulfillment of any agreement hereunder or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

12. Nature and Survival of Representations All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth therein.

13. Documents at Closing At the Closing, the following documents shall be delivered: a BWWW will deliver, or will cause to be delivered, to IVIC the following:

           i A certificate executed by the President and Secretary of BWWW to the effect that all representations and warranties made by BWWW under this Agreement are true and correct as of the Closing, the same as though originally given to IVIC on said date.

           ii A certificate from Industry Canada dated at or about the Closing to the effect that BWWW is in good standing under the laws of said jurisdiction.


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           iii  Such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement.

           iv Certified copies of resolutions adopted by the directors of BWWW authorizing this transaction.

           v All other items, the delivery of which is a condition precedent to the obligations of IVIC as set forth herein.

     b     IVIC will deliver or cause to be delivered to BWWW:

           i Stock certificates representing the IVIC Shares to be issued as a part of the stock exchange as described herein.

           ii Certified copies of resolutions adopted by IVIC's board of directors authorizing the exchange of shares and all related matters described herein;

14.  Miscellaneous

     a Further Assurances. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     b Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     c Termination. All obligations hereunder may be terminated at the discretion of either party's board of directors if (i) the closing conditions specified Sections 12 and 13 are not met by April 7, 2004, unless extended in writing, or (ii) any of the representations and warranties made herein have been materially breached.


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     d     Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

     e Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered or sent by prepaid first-class registered or certified mail, return receipt requested.

     f Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     g Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     h Governing Law. This Agreement shall be construed and enforce in accordance with the laws of the State of Nevada.

     i Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

     j Entire Agreement. This Agreement and the attached Exhibits constitute the entire agreement of the patties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.
     k     Time. Time is of the essence.

     l Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

     m Responsibility and Costs. All fees, expenses and out-of-pocket costs and expenses, including, without limitation, fees and disbursements of counsel, advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses regardless of whether the transactions contemplated herein are completed.


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IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.



Broadspot World Wide Wireless, Inc.



By:/s/ Michael Levine
-----------------------------
Michael Levine
Its:Chief Executive Officer



IVI  Communications, Inc.


By: /s/ Nyhl Henson
-----------------------------
Nyhl Henson
Its:Chief Executive Officer



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